EXHIBIT 23.1


                        CONSENT OF STEARNS WEAVER MILLER
                       WEISSLER ALHADEFF & SITTERSON, P.A.



            We hereby consent to the inclusion of our opinion letter as an Exhibit to the Registration Statement on Form S-8 of BFC Financial Corporation, and to any references to this firm in such registration statement and in the documents incorporated therein by reference.


                                    STEARNS WEAVER MILLER WEISSLER  ALHADEFF &
                                    SITTERSON, P.A.



Miami, Florida
September 20, 1996